OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund

(collectively, the "Funds")

Supplement to the Funds' Prospectuses dated July 29, 2009

The following supplements the information about the Funds' investment manager, Delaware Management Company (the "Manager"), included in the Funds' prospectuses.

On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) including the Manager, to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services. On August 27, 2009, the Funds' Board of Trustees (the "Board") met to consider: (1) a new investment management agreement between the Manager and the Funds; and (2) the submission of a proposal to the Funds' shareholders to approve the new investment management agreement. The Board approved both of these proposals. Shareholders who own shares as of September 18, 2009 will receive a proxy statement that describes the proposal to approve the new investment management agreement in more detail.

Please keep this supplement for future reference.

This supplement is dated August 28, 2009.